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                                                                   Exhibit 10.44

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement (the "Amendment") is made as of December 17, 2003, between Endologix, Inc., a Delaware corporation (the "Company"), and Paul McCormick, an individual ("Executive").

                                    RECITALS

         WHEREAS, the Company currently employs Executive pursuant to that certain Employment Agreement dated October 18, 2002 (the "Employment Agreement");

         WHEREAS, the Company desires that Executive become the President and Chief Executive Officer of the Company and Executive desires to accept such position and assume the duties of that office; and

         WHEREAS, the Company and Executive desire to amend the Employment Agreement to provide for the foregoing change in Executive's position with the Company;

         NOW THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth and for other valuable consideration, the Company and Executive hereby agree as follows:

                                    AGREEMENT

                                  Definitions.

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Employment Agreement.

                  Amendment to Section 1 of the Employment Agreement.

         The first sentence of Section 1 of the Employment Agreement is hereby amended in its entirety to read as follows:

         "1.      EMPLOYMENT. The Company hereby agrees to employ the Executive as the President and Chief Executive Officer of the Company, reporting to the Board of Directors of the Company, and the Executive accepts such employment and agrees to devote substantially all his business time and efforts and skills on such reasonable duties as shall be assigned to him by the Company commensurate with such position."

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                                 Miscellaneous.

         CONTINUING FORCE AND EFFECT. EXCEPT AS HEREIN EXPRESSLY AMENDED, ALL TERMS, COVENANTS AND PROVISIONS OF THE EMPLOYMENT AGREEMENT ARE AND SHALL REMAIN IN FULL FORCE AND EFFECT AND ALL REFERENCES THEREIN TO SUCH EMPLOYMENT AGREEMENT SHALL HENCEFORTH REFER TO THE EMPLOYMENT AGREEMENT AS AMENDED BY THIS AMENDMENT. THIS AMENDMENT SHALL BE DEEMED INCORPORATED INTO, AND A PART OF, THE EMPLOYMENT AGREEMENT.

         COUNTERPARTS. THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL SUCH COUNTERPARTS TOGETHER SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

         IN WITNESS WHEREOF, we have set our hands hereto as of the date first above written

ENDOLOGIX, INC.

/s/ Franklin D. Brown
------------------------------------
By: Franklin D. Brown
Its: Executive Chairman

EXECUTIVE

/s/ Paul McCormick
-------------------------------------

Paul McCormick

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